Press Release

Contact
Kathy Ta
Vice President, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE THIRD QUARTER OF FISCAL 2019

•	Revenue: $542 million

•	Gross Margin: 62.8% GAAP (63.8% excluding special items)

•	EPS: $0.47 GAAP ($0.52 excluding special items)

•	Fiscal fourth quarter revenue outlook: $540 to $580 million

SAN JOSE, CA - April 30, 2019 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $542 million for its third quarter of fiscal 2019 ended March 30, 2019, a 6% decrease from the $577 million revenue recorded in the prior quarter, and a 16% decrease from the same quarter of last year.

Tunc Doluca, President and Chief Executive Officer, commented, “Our March quarter results met our expectations and end market demand appears to have stabilized. Looking ahead to the June quarter, we expect a return to seasonality in Industrial and Automotive, with both end markets trending up sequentially from the soft March quarter. Our profitability remains at industry-leading levels in this cycle due to our flexible manufacturing structure and overall business model.”

Fiscal Year 2019 Third Quarter Results

Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the March quarter was $0.47. The results were affected by $7 million in pre-tax special items which primarily consisted of charges related to acquisitions. GAAP earnings per share, excluding special items was $0.52. An analysis of GAAP versus GAAP excluding special items is provided in this press release.

Cash Flow Items
At the end of the third quarter of fiscal 2019, total cash, cash equivalents and short-term investments were $1.90 billion, a decrease of $62 million from the prior quarter.
Notable items included:

•	Cash flow from operations: $207 million

•	Capital expenditures: $21 million

•	Dividends paid: $126 million ($0.46 per share)

•	Stock repurchases: $117 million

Adjusted trailing twelve months free cash flow was $899 million, which excludes a one-time tax payment of $178 million in the fourth quarter of fiscal 2018. Free cash flow is a non-GAAP measure and is defined by cash flow from operations less capital expenditures.

Business Outlook
The Company’s 90-day backlog at the beginning of the June 2019 quarter was $399 million. Based on the beginning backlog and expected turns, our results for the June 2019 quarter are forecasted to be as follows:

•	Revenue: $540 to $580 million

•	Gross Margin: 63% to 66% GAAP (64% to 67% excluding special items)

•	EPS: $0.53 to $0.59 GAAP ($0.54 to $0.60 excluding special items)

Maxim Integrated’s business outlook does not include the potential impact of any special items related to restructuring activity, acquisitions, or other business combinations that may be completed during the quarter.

Dividend
A cash dividend of $0.46 per share will be paid on June 14, 2019, to stockholders of record on May 30, 2019.

Conference Call
Maxim Integrated has scheduled a conference call on April 30 at 2:00 p.m. Pacific Time to discuss its financial results for the third quarter of fiscal 2019 and its business outlook. This call will be webcast by Shareholder.com and can be accessed at the Company’s website at investor.maximintegrated.com.

A presentation summarizing financial information to be discussed on the conference call is posted at investor.maximintegrated.com.

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	March 30, 2019	December 29, 2018	March 31, 2018
	(in thousands, except per share data)
Net revenues	$542,383	$576,906	$648,599
Cost of goods sold	201,552	203,858	224,653
Gross margin	340,831	373,048	423,946
Operating expenses:
Research and development	107,075	110,303	114,390
Selling, general and administrative	74,116	77,853	81,304
Intangible asset amortization	756	756	876
Impairment of long-lived assets	—	753	—
Severance and restructuring expenses	1,744	1,179	2,272
Other operating expenses (income), net	—	—	266
Total operating expenses (income), net	183,691	190,844	199,108
Operating income (loss)	157,140	182,204	224,838
Interest and other income (expense), net	3,318	472	(2,534)
Income (loss) before provision for income taxes	160,458	182,676	222,304
Income tax provision (benefit)	29,845	50,784	28,677
Net income (loss)	$130,613	$131,892	$193,627
Earnings (loss) per share:
Basic	$0.48	$0.48	$0.69
Diluted	$0.47	$0.47	$0.68
Shares used in the calculation of earnings (loss) per share:
Basic	273,221	276,252	280,850
Diluted	276,610	280,008	285,881
Dividends paid per share	$0.46	$0.46	$0.42

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended
	March 30, 2019	December 29, 2018	March 31, 2018
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$5,008	$6,868	$12,101
Total	$5,008	$6,868	$12,101
Operating expenses:
Intangible asset amortization	756	$756	$876
Impairment of long-lived assets (1)	—	753	—
Severance and restructuring	1,744	1,179	2,272
Other operating expenses (income), net	—	—	266
Total	$2,500	$2,688	$3,414
Interest and other expense (income), net	$(857)	$(351)	$(97)
Total	$(857)	$(351)	$(97)
Income tax provision (benefit):
Impact of U.S. tax legislation (2)	$(1,056)	$22,082	$—
Total	$(1,056)	$22,082	$—

(1) Includes impairment of investments in privately-held companies and other equipment charges.
(2) Includes effect of U.S. tax legislation enacted on December 22, 2017.

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	March 30, 2019	December 29, 2018	March 31, 2018
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$1,654,563	$1,406,740	$1,629,593
Short-term investments	243,864	553,901	1,094,801
Total cash, cash equivalents and short-term investments	1,898,427	1,960,641	2,724,394
Accounts receivable, net	381,152	391,419	320,553
Inventories	272,832	278,925	273,616
Other current assets	24,358	26,933	22,275
Total current assets	2,576,769	2,657,918	3,340,838
Property, plant and equipment, net	571,955	571,983	589,177
Intangible assets, net	61,036	67,161	90,848
Goodwill	532,251	532,251	532,904
Other assets	61,843	59,614	69,428
TOTAL ASSETS	$3,803,854	$3,888,927	$4,623,195

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$86,798	$99,577	$84,407
Price adjustment and other revenue reserves	106,011	130,601	24,339
Income taxes payable	44,179	39,507	147,771
Accrued salary and related expenses	128,365	102,427	48,384
Accrued expenses	33,644	34,368	—
Current portion of debt	—	—	499,050
Total current liabilities	398,997	406,480	803,951
Long-term debt	992,225	991,866	990,787
Income taxes payable	688,780	673,051	817,969
Other liabilities	61,105	62,116	59,497
Total liabilities	2,141,107	2,133,513	2,672,204

Stockholders' equity:
Common stock and capital in excess of par value	279	279	283
Retained earnings	1,672,938	1,766,471	1,963,912
Accumulated other comprehensive loss	(10,470)	(11,336)	(13,204)
Total stockholders' equity	1,662,747	1,755,414	1,950,991
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,803,854	$3,888,927	$4,623,195

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	March 30, 2019	December 29, 2018	March 31, 2018
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$130,613	$131,892	$193,627
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	22,820	21,656	20,605
Depreciation and amortization	27,182	26,803	37,201
Deferred taxes	(3,955)	(5,174)	(2,670)
Loss (gain) from disposal of property, plant and equipment	428	2,275	1,160
Impairment of investments in privately-held companies	(371)	753	—
Changes in assets and liabilities:
Accounts receivable	(14,323)	43,402	(80,953)
Inventories	6,123	(3,505)	(11,036)
Other current assets	3,561	6,038	(1,244)
Accounts payable	(13,372)	7,664	(235)
Income taxes payable	20,401	(482)	30,067
Accrued salary and related expenses	25,938	(375)	33,408
All other accrued liabilities	1,893	(6,697)	3,295
Net cash provided by (used in) operating activities	206,938	224,250	223,225
Cash flows from investing activities:
Purchase of property, plant and equipment	(21,257)	(12,597)	(16,930)
Proceeds from sales of property, plant and equipment	32	1	2,844
Proceeds from sale of available-for-sale securities	2,939	18,815	60,008
Proceeds from maturity of available-for-sale securities	308,529	416,720	304,289
Payment in connection with business acquisition, net of cash acquired	—	—	(57,773)
Purchases of available-for-sale securities	—	(23,707)	(268,821)
Purchases of privately-held companies' securities	(770)	(156)	(1,250)
Other investing activities	(540)	—	—
Net cash provided by (used in) investing activities	288,933	399,076	22,367
Cash flows from financing activities:
Repayment of debt	—	(500,000)	—
Contingent consideration paid	(1,052)	—	—
Net issuance of restricted stock units	(9,582)	(5,916)	(9,642)
Proceeds from stock options exercised	5,143	7,235	7,716
Issuance of common stock under employee stock purchase program	—	17,689	—
Repurchase of common stock	(116,991)	(207,558)	(127,700)
Dividends paid	(125,566)	(126,808)	(117,883)
Net cash provided by (used in) financing activities	(248,048)	(815,358)	(247,509)
Net increase (decrease) in cash and cash equivalents	247,823	(192,032)	(1,917)
Cash and cash equivalents:
Beginning of period	$1,406,740	$1,598,772	$1,631,510
End of period	$1,654,563	$1,406,740	$1,629,593
Total cash, cash equivalents, and short-term investments	$1,898,427	$1,960,641	$2,724.394

ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	March 30, 2019	December 29, 2018	March 31, 2018
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$340,831	$373,048	$423,946
GAAP gross profit %	62.8%	64.7%	65.4%
Special items:
Intangible asset amortization	5,008	6,868	12,101
Total special items	5,008	6,868	12,101
GAAP gross profit excluding special items	$345,839	$379,916	$436,047
GAAP gross profit % excluding special items	63.8%	65.9%	67.2%
Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$183,691	$190,844	$199,108
Special items:
Intangible asset amortization	756	756	876
Impairment of long-lived assets	—	753	—
Severance and restructuring	1,744	1,179	2,272
Other operating expenses (income), net	—	—	266
Total special items	2,500	2,688	3,414
GAAP operating expenses excluding special items	$181,191	$188,156	$195,694
Reconciliation of GAAP net income (loss) to GAAP net income excluding special items:
GAAP net income (loss)	$130,613	$131,892	$193,627
Special items:
Intangible asset amortization	5,764	7,624	12,977
Impairment of long-lived assets (1)	—	753	—
Severance and restructuring	1,744	1,179	2,272
Other operating expenses (income), net	—	—	266
Interest and other expense (income), net	(857)	(351)	(97)
Total pre-tax special items	6,651	9,205	15,418
Other income tax effects and adjustments (2)	7,506	3,758	151
Impact of U.S. tax effects and adjustments (3)	(1,056)	22,082	—
GAAP net income excluding special items	$143,714	$166,937	$209,196

GAAP net income per share excluding special items:
Basic	$0.53	$0.60	$0.74
Diluted	$0.52	$0.60	$0.73
Shares used in the calculation of earnings per share excluding special items:
Basic	273,221	276,252	280,850
Diluted	276,610	280,008	285,881

(1) Includes impairment of investments in privately-held companies and other equipment impairment charges.
(2) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.
(3) Includes effect of U.S. tax legislation enacted on December 22, 2017.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to intangible asset amortization; impairment of long-lived assets; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. We defined free cash flow as net cash provided from operations less gross capital expenditures. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use the non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; impairment of long-lived assets; severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items. Special items include the tax impact of pre-tax special items, significant tax audit settlements, significant prior year tax reserve adjustments, and significant non-recurring and period specific tax items, which vary in size and frequency, including certain tax charges resulting from U.S. tax legislation that was enacted on December 22, 2017. We used a long-term average tax rate to compute the GAAP tax provision excluding special items for the second quarter of fiscal year 2018; that long-term average tax rate was the weighted average of our normalized fiscal year GAAP tax rate, excluding special items over a four-year period, that included fiscal year 2018 and the three prior fiscal years. A long-term average tax rate was not used for the third quarter of fiscal year 2018 or for first, second and third quarters of fiscal year 2019 because, due to the impacts of tax reform, a long-term average tax rate was no longer appropriate.
.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; impairment of long-lived assets; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company’s business outlook and financial projections for its fourth quarter of fiscal 2019 ending June 2019, which includes revenue, gross margin and earnings per share as well as the Company’s expectation of a return to seasonality in Industrial and Automotive in the June quarter, with both end markets trending up sequentially from the soft March quarter.  These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one or more of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 (the “Form 10-K”). The Form 10-K may be found at https://www.sec.gov/Archives/edgar/data/743316/000074331618000031/maxim10-kfy2018.htm.

All forward-looking statements included in this news release are made as of the date hereof and based on the information available to the Company as of the date hereof. The Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim Integrated develops innovative analog and mixed-signal products and technologies to make systems smaller and smarter, with enhanced security and increased energy efficiency. We are empowering design innovation for our automotive, industrial, healthcare, mobile consumer, and cloud data center customers to deliver industry-leading solutions that help change the world. Learn more at  http://www.maximintegrated.com.

Source: Maxim Integrated Investor Relations

13